                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-39642 and 333-68032) and Form S-8 (File Nos. 333-62891, 333-63430, 333-76254 and 333-86161) of Amkor Technology, Inc. of
our report dated January 25, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K, as amended.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
April 23, 2002